                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


Date of Report:  July 23, 1998




                   Source One Mortgage Services Corporation
            (Exact name of registrant as specified in its charter)


         Delaware                     1-12898                  38-2011419
----------------------------   -----------------------      ------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



   27555 Farmington Road
 Farmington Hills, Michigan                                  48334-3357
----------------------------                                ------------
   (Address of principal                                     (Zip Code)
    executive offices)


Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of July 25, 1998 for Series 1987-2, Distribution Reports as of August 1, 1998 for Series 1988-1 and 1988-2 and Distribution Reports as of July 20, 1998 for Series 1990-1.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                    (Registrant)





Date:  July 23, 1998                     By:  /s/ Larry N. Ciofu
                                            ----------------------------------
                                                  Larry N. Ciofu
                                                  Vice President

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2



                Distribution Date Statement for       25-Jul-980

           COUPON       Principal         Number of      Interest        Interest
 Class     RATE        Outstanding      Certificates      Accrued        Payable
------    --------     -----------      ------------     --------      -----------
 2-A       0.0000%    $        0.00          45,100    $     0.00      $      0.00

 2-B       7.0000%    $        0.00          18,000    $     0.00      $      0.00

 2-C       7.0000%    $        0.00          19,700    $     0.00      $      0.00

 2-D       9.5500%    $        0.00             124    $     0.00      $      0.00

 2-E       9.9500%    $9,350,445.12           5,200    $77,530.77      $ 77,530.77
                      -------------          ------    ----------      -----------
                      $9,350,445.12          88,124    $77,530.77      $ 77,530.77


           Agency MBS Collections :
                    Interest                                           $ 78,085.29
                    Principal                                          $262,023.45
           Investment Income                                           $    519.65

                                                                       -----------
           TOTAL AVAILABLE                                             $340,628.39

           Due to Certificateholders                                   $339,554.22

                                                                       -----------
           Available for Expenses and Residual Payments                $  1,074.17

           Expenses Payable                                           ($    290.25)

                                                                       -----------
           Net Balance                                                 $    783.92
                                                                       ===========


           Due to Residual Holders                                     $    783.92

           Amount Payable Per Individual
           Residual Certificate (5% Denomination):                     $   39.1960



                              Distribution Date Statement for       25-Jul-980

             Interest                             Principal            Principal            Per $1,000
             Payable Per      Principal          Payable Per         Balance After          CTF After
 Class        $1,000 CTF       Payable           $1,000 CTF                  25-Jul-98              25-Jul-98
------       -----------      ---------          -----------         -----------------      -----------------
 2-A         $ 0.000000      $  0.000000         $ 0.000000            $        0.00          $    0.000000

 2-B         $ 0.000000      $  0.000000         $ 0.000000            $        0.00          $    0.000000

 2-C         $ 0.000000      $  0.000000         $ 0.000000            $        0.00          $    0.000000

 2-D         $ 0.000000      $  0.000000                 --            $        0.00          $    0.000000

 2-E         $14.909763      $262,023.45         $50.389125            $9,088,421.67          $1,747.773398
                             -----------                               -------------
                             $262,023.45                               $9,088,421.67

             Ending Aggregate Agency MBS Balance:                      $9,108,212.76


             Accrual Distribution Amount:                              $        0.00
             Aggregate Cash Flow Value Decline:                        $  262,023.45


                                                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                                                       as Trustee
                                                                       Corporate Trust Division
                                                                       Suite 0126
                                                                       One First National Plaza
                                                                       Chicago, Illinois  60670
                                                                       (312)407-4660

            ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-1



                Distribution Date Statement for         1-Aug-98

           COUPON        Principal          Number of       Interest            Interest
 Class     RATE         Outstanding        Certificates      Accrued            Payable
------     ------       -----------        ------------     --------            --------
  A       0.0000%     $        0.00            38,510     $     0.00         $      0.00

  B       8.0000%     $        0.00            51,050     $     0.00         $      0.00

  Z       9.9000%     $9,325,077.96            10,440     $76,931.89         $ 76,931.89
                      -------------           -------     ----------         -----------
                      $9,325,077.96           100,000     $76,931.89         $ 76,931.89



         Agency MBS Collections :
                   Interest                                                  $ 77,711.19
                   Principal                                                 $451,244.88
         Investment Income                                                   $    451.54
                                                                             -----------
         TOTAL AVAILABLE                                                     $529,407.61

         Due to Certificateholders                                          ($528,176.77)
                                                                             -----------
         Available for Expenses and Residual Payments                        $  1,230.84

         Expenses Payable                                                   ($    247.57)

                                                                             -----------
         Net Balance                                                         $    983.27
                                                                             ===========


         Due to Residual Holders                                             $    983.27

         Amount Payable Per Individual
         Residual Certificate (5% Denomination):                             $   49.1635



                Distribution Date Statement for         1-Aug-98

                                                                                     Principal Balance
            Interest                            Principal          Principal         Per $1,000
            Payable Per      Principal          Payable Per      Balance After       CTF After
 Class      $1,000 CTF        Payable*           $1,000 CTF               1-Aug-98              1-Aug-98
------      -----------      ---------          -----------      -----------------   -------------------
  A          $0.000000     $      0.00           $ 0.000000      $        0.00             $  0.000000

  B          $0.000000     $      0.00           $ 0.000000      $        0.00             $  0.000000

  Z          $7.368955     $451,244.88           $43.222690      $8,873,833.08             $849.984011
                           -----------                           -------------
                           $451,244.88                           $8,873,833.08


          Ending Aggregate Agency MBS Balance:                   $8,874,100.61


                           Accrual Distribution Amount:                                    $      0.00
                           Aggregate Cash Flow Value Decline:                              $451,244.88
                                                                                                 -
                           *Aggregate Amount of Principal Distributable:                   $451,244.88


                                                               THE FIRST NATIONAL BANK OF CHICAGO,
                                                               as Trustee
                                                               Corporate Trust Division
                                                               Suite 0126
                                                               One First National Plaza
                                                               Chicago, Illinois  60670
                                                               (312)407-4660

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2



                    Distribution Date Statement for       1-Aug-98



           COUPON       Principal         Number of       Interest           Interest
 Class     RATE        Outstanding      Certificates       Accrued            Payable
 -----     ----        -----------      ------------       -------            -------

 2-A      0.0000%    $         0.00          39,750     $     0.00        $      0.00

 2-B      7.0000%    $         0.00          24,540     $     0.00        $      0.00

 2-C      7.0000%    $         0.00          10,930     $     0.00        $      0.00

 2-D      7.0000%    $         0.00          14,580     $     0.00        $      0.00

 2-Z      9.4000%    $11,661,806.42          10,200     $91,350.82        $ 91,350.82
                     --------------         -------     ----------        -----------
                     $11,661,806.42         100,000     $91,350.82        $ 91,350.82




         Agency MBS Collections :
                  Interest                                                $ 92,322.75
                  Principal                                               $ 66,499.40
         Investment Income                                                $  1,368.31
                                                                          -----------
         TOTAL AVAILABLE                                                  $160,190.46

         Due to Certificateholders                                       ($157,850.22)
                                                                          -----------
         Available for Expenses and Residual Payments                     $  2,340.24

         Expenses Payable                                                ($    298.39)

         Net Balance                                                      $  2,041.85
                                                                          ===========


         Due to Residual Holders                                          $  2,041.85

         Amount Payable Per Individual
         Residual Certificate (5% Denomination):                          $  102.0925




               Distribution Date Statement for         1-Aug-98

                                                                                Principal Balance
         Interest                           Principal          Principal        Per $1,000
        Payable Per       Principal         Payable Per      Balance After      CTF After
 Class   $1,000 CTF       Payable*           $1,000 CTF               1-Aug-98              1-Aug-98
 -----   ----------       --------           ----------      -----------------  --------------------
 2-A      $0.000000      $     0.00           $0.000000       $         0.00          $    0.000000

 2-B      $0.000000      $     0.00           $0.000000       $         0.00          $    0.000000

 2-C      $0.000000      $     0.00           $0.000000       $         0.00          $    0.000000

 2-D      $0.000000      $     0.00           $0.000000       $         0.00          $    0.000000

 2-Z      $8.955963      $66,499.40           $6.519549       $11,595,307.02          $1,136.794806
                         ----------                           --------------
                         $66,499.40                           $11,595,307.02



       Ending Aggregate Agency MBS Balance:                   $11,595,321.77


                      Accrual Distribution Amount:                                    $        0.00
                      Aggregate Cash Flow Value Decline:                              $   66,499.40
                                                                                      -------------
                      *Aggregate Amount of Principal Distributable:                   $   66,499.40

                      Principal Allocation:                Class 2-A:                        0.0000%
                                                           Class 2-D:                        0.0000%



                                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                                           as Trustee
                                                           Corporate Trust Division
                                                           Suite 0126
                                                           One First National Plaza
                                                           Chicago, Illinois  60670
                                                           (312)407-4660

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1



                    Distribution Date Statement for 20-Jul-98

                      UPPER TIER REMIC REGULAR CERTIFICATES


             COUPON       Principal       Number of     Interest            Interest
Class         RATE       Outstanding         Cert.      Accrued              Payable
-----      ---------  ----------------    ----------   -------------      -----------
 1-A         8.5000%  $        0.00       15,250       $        0.00      $      0.00

 1-B         9.0000%  $        0.00       10,500       $        0.00      $      0.00

 1-C         9.0000%  $        0.00        6,500       $        0.00      $      0.00

 1-D         9.0000%  $        0.00       16,500       $        0.00      $      0.00

 1-E         9.0000%  $7,690,137.48       12,000       $   57,676.03      $ 57,676.03

 1-F         0.0000%  $        0.00       18,500       $        0.00      $      0.00

 1-G         0.0000%  $        0.00       12,450       $        0.00      $      0.00

 1-H         0.0000%  $        0.00        4,850       $        0.00      $      0.00

 1-I       259.5000%  $   15,380.28          152       $    3,325.99      $  3,325.99
                      -------------       ------       -------------      -----------
                      $7,705,517.76       96,702       $   61,002.02      $ 61,002.02


                     UPPER TIER REMIC REGULAR CERTIFICATES



             COUPON        Principal       Number of     Interest          Interest
              RATE        Outstanding         Cert.       Accrued           Payable
          ------------    -----------      ---------   -------------    ---------------
 1-R         0.0000%  $        0.00        3,298       $        7.95      $      7.95



                      LOWER TIER REMIC REGULAR INTERESTS


             COUPON      Principal         Number of     Interest          Principal
Class         RATE       Outstanding      Certificates   Accrued           Payable*
-----     ------------  ---------------     ------------ --------------   --------------
 1-AS        9.5000%  $        0.00       15,311       $        0.00      $      0.00

 1-BS        9.5000%  $        0.00       10,521       $        0.00      $      0.00

 1-CS        9.5000%  $        0.00        6,513       $        0.00      $      0.00

 1-DS        9.5000%  $        0.00       16,533       $        0.00      $      0.00

 1-ES        9.5000%  $8,828,382.36       12,024       $   74,674.61      $148,903.05

 1-FS        9.5000%  $        0.00       30,950       $        0.00      $      0.00

 1-HS        9.5000%  $        0.00        8,148       $        0.00      $      0.00
                      -------------      -------       -------------      -----------
                      $8,828,382.36      100,000       $   74,674.61      $148,903.05



                    Distribution Date Statement for 20-Jul-98

                      UPPER TIER REMIC REGULAR CERTIFICATES
                                                                                Principal Balance
            Interest                     Principal         Principal            Per $1,000
          Payable Per      Principal    Payable Per       Balance After         CTF After
Class     $1,000 CTF       Payable*      $1,000 CTF               20-Jun-98            20-Jun-98
-----  ---------------  -------------   -------------     ------------------    -----------------
 1-A   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-B   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-C   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-D   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-E   $     4.806336   $  148,605.84   $12.383820       $7,541,531.64          $628.460970

 1-F   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-G   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-H   $     0.000000   $        0.00   $ 0.000000       $        0.00          $  0.000000

 1-I   $    21.881513   $      297.21   $ 1.955329       $   15,083.07          $ 99.230724
                        -------------                    -------------
                        $  148,903.05                    $7,556,614.71



                 UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                Principal Balance
           Interest                         Principal     Principal             Per $1,000
         Payable Per        Principal      Payable Per    Balance After         CTF After
         $1,000 CTF         Payable*       $1,000 CTF           20-Jul-98               20-Jul-98
       -------------      ----------  ----------------   ----------------       -----------------
 1-R   $    0.002411  $        0.00   $ 0.000000         $        0.00          $  0.000000



                    LOWER TIER REMIC REGULAR INTERESTS

         Principal
       Balance After
Class    20-Jul-98
-----  -------------
 1-AS  $        0.00

 1-BS  $        0.00

 1-CS  $        0.00

 1-DS  $        0.00

 1-ES  $8,679,479.31

 1-FS  $        0.00

 1-HS  $        0.00

       -------------
       $8,679,479.31


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                  DISTRIBUTION DATE STATEMENT FOR July 20, 1998



          Agency MBS Collections :
                    Interest                                                            $     61,009.97
                    Principal                                                           $    148,903.05
          Investment Income                                                             $        191.78
                                                                                        ---------------
          Lower Tier REMIC Collection Account                                           $    210,104.80
                                                                                        ---------------
          Upper Tier REMIC Collection Account                                           $    210,104.80

          Aggregate Prin Payable to Holders of
          Upper Tier REMIC Regular Certificate                                         ($    148,903.05)

          Aggregate Interest Payable to Holders of
          Upper Tier REMIC Regular Certificates                                        ($     61,002.02)

          Expenses Payable                                                              $          0.00



          REMIC Taxes Payable                                                           $          0.00

          Interest Payable to Class 1-R Certificate                                    ($          7.95)



         DPrincipalsPayableCtotClasst1-RrCertificate                                    $          0.00

          Due to Class 1-RS Certificate                                                ($        191.78)
                                                                                        ---------------
          Net Balance                                                                   $          0.00
                                                                                        ===============





     Beginning Aggregate Agency MBS Balance :                                           $100,001,006.61
     Ending Aggregate Agency MBS Balance :                                              $  7,557,621.14


       Aggregate Cash Flow Value Decline:                                               $    148,903.05
                                                                                        ---------------
       *Aggregate Amount of Principal Distributable:                                    $    148,903.05



       Principal Allocation:


       Aggregate Amount of Principal
       Distributable to Classes 1-D and 1-I:


       Class 1-E:                                1.23838200%
       Class 1-I:                                0.19553289%

       Aggregate Amount of Principal
       Distributable to Classes 1-G,1-H and 1-R :

       Class 1-R:                                0.00000000%


       THE FIRST NATIONAL BANK OF CHICAGO,
       as Trustee
       Corporate Trust Division
       Suite 0126
       One First National Plaza
       Chicago, Illinois  60670
       (312)407-4660

